UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 19, 2017

BIGLARI HOLDINGS INC.

(Exact name of registrant as specified in its charter)

INDIANA	0-8445	37-0684070
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17802 IH 10 West, Suite 400, San Antonio, Texas	78257
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (210) 344-3400

Not applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 21, 2017, Biglari Holdings Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Reorganization Agreement”) to reorganize itself as a holding company with a dual class structure. The Reorganization Agreement is among the Company, NBHSA Inc., an Indiana corporation and a direct, wholly owned subsidiary of the Company (“New BH”), and BH Merger Company, an Indiana corporation and a direct, wholly owned subsidiary of New BH (“Merger Sub”). Pursuant to the Reorganization Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of New BH. Upon completion of the merger, New BH will be named “Biglari Holdings Inc.” and replace the Company as the publicly held corporation through which our collection of businesses is conducted. The foregoing transaction is referred to as the “reorganization.”

As a result of the reorganization, the current shareholders of the Company will become shareholders of New BH and will receive, for every ten (10) shares of common stock of the Company they own immediately prior to the effective time of the reorganization, (i) ten (10) shares of Class B common stock of New BH and (ii) one (1) share of Class A common stock of New BH. In other words, shareholders will receive for a share of common stock of the Company (i) one (1) share of Class B common stock of New BH and (ii) 1/10th of one share of Class A common stock of New BH. In lieu of fractional shares of Class A common stock, shareholders will receive an additional share of Class B common stock for every 1/5th of one share of Class A common stock they otherwise would have received, and cash in lieu of any remaining fractional shares of Class A common stock. New BH has two classes of common stock designated Class A common stock and Class B common stock. A share of Class B common stock has economic rights equivalent to 1/5th of a share of Class A common stock, however, Class B common stock has no voting rights.

Consummation of the reorganization is subject to specified conditions in the Reorganization Agreement, including approval by the Company’s shareholders. The Company intends to hold a special meeting of shareholders (the “Special Meeting”) in the first half of 2018 to vote on the Reorganization Agreement. The date, time and place of the Special Meeting will be announced by the Company at a later time.

The Company expects the shares of New BH Class A common stock will trade on the New York Stock Exchange (“NYSE”) under the ticker symbol “BHA,” whereas the New BH Class B common stock is expected to trade on the NYSE under the ticker symbol “BH,” which is the current ticker symbol for the Company common stock.

The foregoing description of the Reorganization Agreement is not complete and is qualified in its entirety by reference to the Reorganization Agreement, which is filed herewith as Exhibit 2.1 and is incorporated by reference herein.

Item 1.02.	Termination of Material Definitive Agreement.

Effective December 19, 2017, the Company terminated the Stock Purchase Agreement, dated as of May 22, 2017, among BHIC Inc., a wholly owned subsidiary of the Company, John M. McGraw, JDM Living Trust, Michael J. McGraw and Michael Joseph McGraw Family Trust to purchase all of the outstanding capital stock of two companies, Western Service Contract Corp., the parent company of Pacific Specialty Insurance Company, and its affiliated agency, McGraw Insurance, Inc.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 21, 2017, by and among Biglari Holdings Inc., BH Merger Company and NBHSA Inc.

WHERE TO FIND ADDITIONAL INFORMATION

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. NBHSA Inc. will file a registration statement on Form S-4 that includes a preliminary proxy statement/prospectus relating to the proposed reorganization and other relevant documents in connection with the proposed reorganization. INVESTORS AND THE COMPANY’S SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS, WHEN FILED, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WHEN FILED AND MAILED, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED REORGANIZATION. The definitive proxy statement/prospectus will be mailed to the Company’s shareholders prior to the meeting of shareholders at which the proposed reorganization will be submitted for a vote. Investors may obtain a free copy of the preliminary proxy statement/prospectus and other Securities and Exchange Commission (“SEC”) filings containing information about the Company, NBHSA Inc. and the proposed reorganization at the SEC’s website at http://www.sec.gov after such documents have been filed. In addition, after such documents have been filed with the SEC, copies of the preliminary proxy statement/prospectus and other filings containing information about the Company, NBHSA Inc. and the proposed reorganization can be obtained without charge by sending a request to Biglari Holdings Inc., 17802 IH 10 West, Suite 400, San Antonio, Texas 78257, or by accessing them on the Company’s website at http://www.biglariholdings.com.

PARTICIPANTS IN THE SOLICITATION

The Company and its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in favor of the proposed reorganization. Additional information regarding the interests of potential participants in the proxy solicitation will be included in the preliminary proxy statement/prospectus and the definitive proxy statement/prospectus and other relevant documents that the Company and NBHSA Inc. intend to file with the SEC in connection with the reorganization. Additional information about the Company’s directors and executive officers can be found in the Company’s definitive proxy statement, and in the Company’s Annual Report on Form 10-K filed with the SEC on April 4, 2017 and February 27, 2017, respectively.

FORWARD-LOOKING INFORMATION

This document includes certain “forward-looking statements.” These statements are based on current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ markedly from those projected or discussed here. The Company cautions readers not to place undue reliance upon any such forward-looking statements, for actual results may differ materially from expectations. The Company does not update publicly or revise any forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. Further information on the types of factors that could affect the Company and its business can be found in the Company’s filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 21, 2017	BIGLARI HOLDINGS INC.

	By:	/s/ Bruce Lewis
Name: Bruce Lewis
Title: Controller